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AXA Equitable Life Insurance Company

SUPPLEMENT DATED AUGUST 24, 2012 TO THE CURRENT PROSPECTUS FOR:

Corporate Owned Incentive Life(R)
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This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the "Prospectus") offered by AXA Equitable Life Insurance Company ("AXA Equitable"). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION

As described in your Prospectus, your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option ("GIO") during certain time periods (the "GIO Transfer Period"). See "Transferring your money among our investment options -- Transfers you can make" (or other applicable sections regarding transfers) in your Prospectus. Through March 29, 2013, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through March 29, 2013), you may transfer any amount of unloaned policy account value out of the GIO to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer by sending a written request or facsimile to our Administrative Office. If you need assistance, please contact a customer service representative by calling 1-800-947-3598. In general, transfers take effect on the date the request is received. However, any written or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern
Time) on March 29, 2013, in order to take advantage of this unrestricted transfer opportunity.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.



                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104

   Copyright 2012 AXA Equitable Life Insurance Company. All rights reserved. Corporate Owned Incentive Life(R) is a registered service mark of AXA Equitable
                            Life Insurance Company.

                   EVM-436 (8/12)                            Cat #142546 (8/12)
                   IF/NB SAR                                            #380605